  Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Nine months Ended

September 30, 2010

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

0

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Nine months Ended September 30, 2010

TABLE OF CONTENTS

Page

Earnings Press Release	2 –10

Financial Highlights	11 – 13

Debt Schedule	14 – 16

Significant Retail Tenants	17 – 18

Lease Expiration Analysis	19 – 21

Leasing Activity	22 – 30

Same Store Net Operating Income Analysis	31 – 32

Property Transactions	33 – 34

Unconsolidated Joint Ventures	35 – 45

Property List	46 – 57

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented by our Form 10-Q filings.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Matthew Tramel, Media Relations Director
(630) 218-7364	(630) 218-8000 x4896
benchelt@inlandrealestate.com	tramel@inlandgroup.com

Inland Real Estate Corporation

Reports Third Quarter 2010 Results

OAK BROOK, IL (November 3, 2010) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three and nine months ended September 30, 2010.

Key Points

•

Funds from Operations ("FFO") per common share, adjusted for non-cash impairment charges and gains on extinguishment of debt in each period, was $0.19 for the quarter ended September 30, 2010, compared to $0.25 per share for the prior year quarter.

•

FFO per common share was $0.19 for the quarter ended September 30, 2010, compared to $0.09 per share for the third quarter of 2009.

•

Leased occupancy for the total portfolio increased for the third consecutive quarter.  At September 30, 2010, total portfolio leased occupancy, excluding seasonal leases was 93.4 percent, an increase of 100 basis points over prior quarter and 40 basis points over third quarter 2009.

•

Solid leasing activity recorded for nine-month period, with 262 leases executed for rental of more than 1.4 million square feet in total portfolio, representing increases of 14.4 percent in transaction volume and 12.5 percent in square feet leased over same period in 2009.

•

Average base rent for new and renewal leases signed in total portfolio increased 12.0 percent and 6.6 percent, respectively, over expiring rates for the quarter.

•

Company's joint venture with IREX acquired four commercial properties with aggregate acquisition value of $49.8 million during the quarter.  Subsequent to quarter close, Company's joint venture with PGGM acquired grocer-anchored community center in Minnesota for $11.9 million.

•

Company completed tender and exchange offer for $44.2 million aggregate principal amount of its outstanding 4.625 percent convertible senior notes due 2026, repurchasing for cash $15 million aggregate principal amount at par and exchanging $29.2 million in principal for new 5 percent convertible senior notes due 2029.

•

Company improved its capital position by addressing $500 million of debt year to date, including all 2010 consolidated debt maturities.

Financial Results for the Quarter

For the quarter ended September 30, 2010, FFO was $16.0 million, compared to $7.9 million for the quarter ended September 30, 2009.  No adjustments to FFO for the impact of non-cash impairment charges or gains on extinguishment of debt were recorded in the quarter.

On a per share basis, FFO was $0.19 (basic and diluted) for the quarter, compared to FFO of $0.09 and FFO adjusted for non-cash impairment charges and gains on extinguishment of debt, of $0.25 for the third quarter of 2009.

The increase in FFO was primarily due to aggregate non-cash impairment charges, net of taxes, of $14.2 million recorded in the third quarter of 2009 versus no impairment charges recorded for the third quarter of 2010.  The increase was partially offset by higher interest expense for the quarter related to the renewal of the Company’s unsecured credit facilities and gaining control of ownership of a property previously held in the NYSTRS joint venture.  The increase in FFO was also offset by no gain on extinguishment of debt recorded for the quarter versus a gain on extinguishment of debt of $0.9 million in the prior year period.

Net income available to common stockholders for the third quarter of 2010 was $5.4 million, compared to a net loss of $8.4 million for the quarter ended September 30, 2009.  On a per share basis, net income available to common stockholders was $0.06 (basic and diluted) for the quarter, compared to net loss of $0.10 for the third quarter of 2009.  Net income was impacted by the same items that impacted FFO.  In addition, net income increased due to a gain from change in control of investment properties of $5.1 million recorded in the quarter related to the Company gaining control of full ownership of Algonquin Commons (formerly owned through the NYSTRS joint venture).

Reconciliations of FFO and adjusted FFO to net income (loss) available to common stockholders, as well as FFO per share and FFO, adjusted per share to net income (loss) available to common stockholders per share, are provided at the end of this press release.

The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

Financial Results for Nine Months Ended September 30, 2010

For the nine months ended September 30, 2010, FFO was $33.1 million, compared to $48.6 million for the same period of 2009.  On a per share basis, FFO for the nine-month period was $0.39 (basic and diluted), compared to $0.63 for the nine months ended September 30, 2009.

For the nine months ended September 30, 2010, the Company recorded aggregate non-cash impairment charges, net of taxes, of $20.6 million related to unconsolidated development joint venture projects to reflect the investments at fair value.  By comparison, for the same nine-month period of 2009, the Company recorded aggregate non-cash impairment charges, net of taxes, of $18.6 million, which were partially offset by a gain on extinguishment of debt of $6.9 million related to the repurchase of its convertible senior notes at a discount to face value.

FFO, adjusted for non-cash impairment charges, net of taxes, and gains on extinguishment of debt, was $53.8 million for the nine months ended September 30, 2010, compared to $60.2 million for the same nine-month period of 2009.  On a per share basis, FFO adjusted for those items was $0.63 per share (basic and diluted), compared to $0.79 per share for the same period in 2009.  The decrease in FFO for the nine-month period was due primarily to a decrease in rental and lease termination income, as well as an increase in real estate tax expense, partially offset by an increase in gains on sales of investment securities and interests in IREX joint venture properties.  Additionally, the decrease in per share amounts was due to an increase in weighted average shares outstanding related to the Company’s 2009 equity offering.

Net loss available to common stockholders for the nine months ended September 30, 2010 was $4.3 million, compared to net income of $2.4 million for the same period of 2009.  On a per share basis, net loss available to common stockholders was $0.05 (basic and diluted) for the nine-month period, compared to net income of $0.03 for the same period of 2009.  In addition to the items that negatively impacted FFO adjusted, net income declined due to the aforementioned increase in non-cash impairment charges as well as no gains on extinguishment of debt recorded for the nine-month period.  The decline in net income was partially offset by higher gains on the sale of investment properties and a decrease in depreciation and amortization expense.

“Our focus throughout this year has been to strengthen our financial position and to improve portfolio operations and occupancy,” said Mark Zalatoris, Inland Real Estate Corporation’s president and chief executive officer. “These actions are essential to establishing a solid platform for future growth.  With regard to the balance sheet, we have addressed $500 million of debt maturities to date this year, including a fully-committed loan expected to close November 8, 2010 for the remaining 2010 secured maturity.  We also recorded a third consecutive quarter of gains in total portfolio leased occupancy. The improvement in portfolio performance is the direct result of the effective asset repositioning tactics taking place and point toward future income growth.”

Zalatoris added, “In addition, we are pleased with the strong transaction activity within our IREX and PGGM joint ventures, which we expect will generate additional fee income for the Company over time.  Within a slowly recovering economy we will continue to take prudent steps to enhance the long-term value of the Company for investors.”

Portfolio Performance
The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and nine-month periods during each year.  A total of 116 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  Four properties contributed to the PGGM joint venture and two consolidated properties sold during the quarter were removed from the three and nine-month same store comparisons.  A reconciliation of same store net operating income to net income (loss) available to common stockholders is provided in the Company’s supplemental information.

For the quarter, same store net operating income (NOI), a supplemental non-GAAP measure used to measure the performance of the Company’s investment properties, for the consolidated portfolio was $24.7 million, a decrease of 10.2 percent compared to $27.5 million in the third quarter of 2009.  For the nine months ended September 30, 2010, same store net operating income was $73.2 million, a decrease of 9.7 percent compared to $81.1 million for the prior year period.  Same store NOI declined from prior periods primarily due to lower financial occupancy, extended store opening timelines, longer abatement periods on new leases and a decrease in lease termination income.  In addition to the aforementioned items, same store NOI for the nine-month period also declined due to increased real estate tax expense.

As of September 30, 2010, financial occupancy for the Company’s consolidated same store portfolio, excluding seasonal leases was 89.6 percent, compared to 89.3 percent as of June 30, 2010, and 90.6 percent as of September 30, 2009.

Leasing
For the quarter ended September 30, 2010, the Company executed 64 leases within the total portfolio aggregating 326,790 square feet of gross leasable area (GLA).  This included 36 renewal leases comprising 185,524 square feet of GLA with an average rental rate of $15.94 per square foot and representing an increase of 6.6 percent over the average expiring rate.  Fourteen new leases and 14 non-comparable leases aggregating 141,266 square of GLA were signed during the quarter.  New leases had an average rental rate of $17.84 per square foot, representing an increase of 12.0 percent from the average expiring rental rate; the non-comparable leases were signed with an average rental rate of $11.69 per square foot.  Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.  On a blended basis, the 50 new and renewal leases signed during the quarter had an average rental rate of $16.31 per square foot, representing an increase of 7.7 percent over the average expiring rate.

Leased occupancy for the total portfolio, excluding seasonal leases was 93.4 percent as of September 30, 2010, compared to 92.4 percent as of June 30, 2010, and 93.0 percent as of September 30, 2009.  Financial occupancy for the total portfolio, excluding seasonal leases was 90.7 percent as of September 30, 2010, compared to 90.2 percent as of June 30, 2010, and 91.8 percent as of September 30, 2009.

EBITDA, Balance Sheet, Liquidity and Market Value
Earnings before interest, taxes, depreciation and amortization (EBITDA) was $29.5 million for the quarter, compared to EBITDA of $16.9 million and EBITDA adjusted for gains on extinguishment of debt and non-cash impairment charges, of $31.9 million for the third quarter of 2009.  For the nine months ended September 30, 2010, EBITDA was $68.1 million, compared to EBITDA of $82.5 million for the same period in 2009.  EBITDA adjusted for gains on extinguishment of debt and non-cash impairment charges, was $88.6 million for the nine months ended September 30, 2010, compared to $95.8 million for the prior year period.  A definition and reconciliation of EBITDA and adjusted EBITDA to income (loss) from continuing operations is provided at the end of this news release.

EBITDA coverage of interest expense, adjusted for non-cash impairment charges was 2.2 times for the quarter ended September 30, 2010, compared to 3.0 times for the prior quarter and 2.9 times for the third quarter of 2009.  The Company has provided EBITDA and related non-GAAP coverage ratios because it believes such disclosure provides a supplemental measure in evaluating the Company’s operating performance in that it excludes expenses that may not be indicative of operating performance.

In the quarter the Company strengthened its balance sheet by completing a tender/exchange offer for its outstanding 4.625 percent convertible senior notes due 2026.  Through the tender/exchange, the Company extended by three years the maturity date of $29.2 million of principal amount in the 4.625 percent convertible notes by exchanging the notes for new 5.0 percent convertible senior notes due 2029.  The Company also repurchased $15 million of principal amount of the 4.625 percent convertible notes at par via the tender/exchange.  Inclusive of amounts repurchased in the tender/exchange, to date the Company has permanently retired $70 million of principal in the 4.625 percent convertible notes.  Subsequent to the completion of the tender/exchange, approximately $80.8 million of the original $180 million issuance of 4.625 percent convertible notes remains outstanding.

With regard to secured debt maturities, during the quarter the Company paid off a $5.7 million loan on Springboro Plaza, which was subsequently sold.  The Company also addressed $37.0 million of debt maturing in 2010 by refinancing five properties, paying off two loans and substituting two properties with one new $31.6 million loan.  After the close of the quarter, the Company paid off two additional mortgage loans on two properties totaling $9.2 million and is scheduled to close on November 8, 2010, a $63.6 million loan which will refinance its last remaining 2010 secured debt maturity and place new financing on three other properties.  Inclusive of post quarter close activity, the Company has addressed all 2010 debt maturities.

As of September 30, 2010, the Company had an equity market capitalization of $718.2 million and total debt outstanding of $950.5 million (including the pro-rata share of debt in unconsolidated joint ventures) for a total market capitalization of approximately $1.7 billion and a debt-to-total market capitalization of 57.0 percent.  Including the convertible notes, 59.7 percent of consolidated debt bears interest at fixed rates.  As of September 30, 2010, the weighted average interest rate on this debt was 5.1 percent.  The Company had $120.0 million outstanding on its unsecured line of credit facility at the end of the quarter.

The Company sold approximately $6.3 million of its common stock through its At The Market (ATM) equity issuance program during the quarter.  Proceeds from ATM offerings were used for growth opportunities, including acquisitions for the Company’s joint venture with IREX.

Dispositions

During the quarter the Company sold for $7.1 million Springboro Plaza in Springboro, Ohio.  The Company also sold for $8.0 million Northgate Center in Sheboygan, Wisconsin.

Joint Venture Activity

During the quarter the Company also sold through development joint ventures a 7,407-square-foot, 100 percent leased multi-tenant building on a 1.6 acre outparcel at the Savannah Crossing development for $2.4 million and a 0.8 acre land parcel at the North Aurora Towne Centre development for $260,000.

With regard to the Company’s new asset-based joint venture with PGGM, during the quarter PGGM contributed $20 million of equity and the Company contributed four consolidated retail centers with an approximate value of $45 million to the venture.  The Company also contributed The Point at Clark retail center, which was acquired in June for $28.8 million.  The Company had acquired the property with a view towards ultimately contributing it to the joint venture.

After the close of the quarter, the PGGM joint venture purchased Diffley Marketplace, a new 62,576-square-foot community retail center in the Minneapolis-St. Paul metro area for $11.9 million.  The center is anchored by Cub Foods, a Midwest market-leading value grocer owned by Supervalu, Inc.  Simultaneous with the closing, the joint venture placed a 3.94 percent fixed-rate loan in the amount of $5.8 million on the property.  The Company funded its equity contribution with proceeds received from its initial property contributions to the PGGM joint venture.

The Company's joint venture with IREX acquired in separate transactions four properties with an aggregate acquisition value of approximately $50.0 during the quarter.  As previously announced, the IRC-IREX joint venture purchased the following three properties: for $18.0 million, the 118,000-square-foot Farnam Tech Center in Omaha, Nebraska, which is 100 percent leased to TD Ameritrade and Prime Therapeutics; for $11.7 million, a 61,000-square-foot, single-tenant retail property in a suburb of Madison, Wisconsin, which is leased to Copps Food Center (owned by Roundy’s Supermarkets, Inc.); and for $11.3 million, the 116,430-square-foot Harbor Square Plaza in Port Charlotte, Florida, which is 100 percent leased to Kohl’s (under a ground lease) and PetSmart.  In addition, on September 24, 2010, the IRC-IREX joint venture purchased for $8.8 million a 36,773-square-foot new construction office building in the Boise, Idaho metro area, which is 100 percent leased to the University of Phoenix.

The portfolio of IRC-IREX joint venture properties currently being marketed to investors includes four Bank of America office buildings (two offerings comprised of two properties each) and the Farnam Tech Center.  As of the end of October, through sales of interests to investors the Company had recouped 94 percent of its original equity investment in the Bank of America properties and 98 percent of its equity investment in the Farnam Tech Center.

Dividends

In August, September and October 2010, the Company paid monthly cash dividends to stockholders of $0.0475 per common share.  The Company also declared a cash distribution of $0.0475 per common share, payable on November 17, 2010 to common shareholders of record at the close of business on November 1, 2010.  The Company expects to continue to pay monthly cash dividends at the existing rate through the remainder of 2010.

Guidance:

The Company reiterated that it anticipates a consolidated same store net operating income decrease of 6 percent to 8 percent for 2010.  FFO per common share (basic and diluted), adjusted for non-cash impairment charges, net of taxes, and gains on extinguishment of debt for fiscal year 2010 is projected to be in the range of $0.80 to $0.87.

Conference Call/Webcast
Management will host a conference call to discuss the Company’s financial and operational results on Wednesday, November 3, 2010 at 2:00 p.m. CT (3:00 p.m. ET).  Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-317-6789 for other international callers.  The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on November 15, 2010.  Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay passcode 445113#.  An online playback of the webcast will be archived for approximately one year in the investor relations section of the Company’s website.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that currently owns interests in 144 open-air neighborhood, community, power, and lifestyle shopping centers and single tenant properties located primarily in the Midwestern United States, with aggregate leasable space of more than 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three and nine months ended September 30, 2010, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented by our Form 10-Q filings.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
September 30, 2010 and December 31, 2009
(In thousands except per share data)

	September 30, 2010 (unaudited)	December 31, 2009
Assets:

Investment properties:
Land	$339,848	333,433
Construction in progress	425	322
Building and improvements	978,963	921,461

	1,319,236	1,255,216
Less accumulated depreciation	317,201	308,785

Net investment properties	1,002,035	946,431

Cash and cash equivalents	9,574	6,719
Investment in securities	9,150	11,045
Accounts receivable, net	36,608	42,545
Investment in and advances to unconsolidated joint ventures	107,608	125,189
Acquired lease intangibles, net	37,436	14,438
Deferred costs, net	16,275	8,147
Other assets	13,497	10,914

Total assets	$1,232,183	1,165,428

Liabilities:

Accounts payable and accrued expenses	$40,285	29,461
Acquired below market lease intangibles, net	10,721	2,319
Distributions payable	3,891	4,017
Mortgages payable	390,357	384,468
Unsecured credit facilities	270,000	185,000
Convertible notes	110,002	123,789
Other liabilities	9,895	11,183

Total liabilities	835,151	740,237

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at September 30, 2010 and December 31, 2009, respectively	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 86,429 and 84,560 Shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	864	846
Additional paid-in capital (net of offering costs of $64,948 and $64,472 at September 30, 2010 and December 31, 2009, respectively)	763,678	749,156
Accumulated distributions in excess of net income	(370,875)	(330,214)
Accumulated other comprehensive income	3,133	3,710

Total stockholders' equity	396,800	423,498

Noncontrolling interest	232	1,693

Total equity	397,032	425,191

Total liabilities and stockholders' equity	$1,232,183	1,165,428

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations

For the three and nine months ended September 30, 2010 and 2009 (unaudited)

 (In thousands except per share data)

	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009
Revenues:
Rental income	$30,273	29,409	87,298	89,197
Tenant recoveries	9,671	10,391	31,874	32,714
Other property income	559	1,325	1,527	3,131
Fee income from unconsolidated joint ventures	915	679	2,422	2,514
Total revenues	41,418	41,804	123,121	127,556

Expenses:
Property operating expenses	6,248	6,296	22,112	21,625
Real estate tax expense	8,619	8,018	25,678	23,760
Depreciation and amortization	12,397	12,234	32,649	35,689
Provision for asset impairment	-	2,095	17,991	3,918
General and administrative expenses	3,258	3,240	10,485	9,689
Total expenses	30,522	31,883	108,915	94,681

Operating income	10,896	9,921	14,206	32,875

Other income	766	876	4,204	1,594
Gain on sale of investment properties	-	-	-	341
Gain from change in control of investment properties	5,122	-	5,122	-
Gain on sale of joint venture interest	851	407	2,861	1,773
Gain on extinguishment of debt	-	882	-	6,931
Impairment of investment securities	-	(156)	-	(2,660)
Interest expense	(10,751)	(8,058)	(25,535)	(26,263)
Income before income tax benefit (expense) of taxable REIT subsidiary, equity in loss of unconsolidated joint ventures, discontinued operations and income attributable to noncontrolling interest	6,884	3,872	858	14,591

Income tax benefit (expense) of taxable REIT subsidiary	(313)	1,297	(934)	895
Equity in loss of unconsolidated joint ventures	(593)	(13,454)	(4,192)	(15,560)
Income (loss) from continuing operations	5,978	(8,285)	(4,268)	(74)
Income (loss) from discontinued operations	(521)	28	219	2,752
Net income (loss)	5,457	(8,257)	(4,049)	2,678

Less: Net income attributable to the noncontrolling interest	(70)	(121)	(232)	(296)
Net income (loss) available to common stockholders	5,387	(8,378)	(4,281)	2,382

Other comprehensive income (expense):
Unrealized gain on investment securities	545	2,446	1,338	3,331
Reversal of unrealized (gain) loss to realized (gain) loss on investment securities	(433)	156	(1,976)	2,660
Unrealized gain on derivative instruments	-	100	61	310

Comprehensive income (loss)	$5,499	(5,676)	(4,858)	8,683

Basic and diluted earnings available to common shares per weighted average common share:

Income (loss) from continuing operations	$0.07	(0.10)	(0.05)	-
Income (loss) from discontinued operation	(0.01)	-	-	0.03
Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$0.06	(0.10)	(0.05)	0.03

Weighted average number of common shares outstanding – basic	85,787	84,292	85,518	76,454
Weighted average number of common shares outstanding – diluted	85,876	84,356	85,601	76,512

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and adjusted FFO for the periods presented, reconciled to net income (loss) available to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009

Net income (loss) available to common stockholders	$5,387	(8,378)	(4,281)	2,382
(Gain) loss on sale of investment properties	138	-	(383)	(2,349)
Gain from change in control of investment properties	(5,122)	-	(5,122)	-
Equity in depreciation and amortization of unconsolidated joint ventures	3,229	3,951	10,169	12,458
Amortization on in-place lease intangibles	1,990	564	3,124	2,230
Amortization on leasing commissions	280	283	806	1,111
Depreciation, net of noncontrolling interest	10,066	11,472	28,823	32,718

Funds From Operations	15,968	7,892	33,136	48,550

Gain on extinguishment of debt	-	(882)	-	(6,931)
Impairment loss, net of taxes:
Provision for asset impairment	-	2,095	17,991	3,918
Impairment of investment securities	-	156	-	2,660
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	13,635	2,498	13,635
Provision for income taxes:
Tax expense related to current impairment charges, net of valuation allowance	-	(1,638)	147	(1,638)

Funds From Operations, adjusted	$15,968	21,258	53,772	60,194

Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$0.06	(0.10)	(0.05)	0.03

Funds From Operations, per weighted average common share – basic and diluted	$0.19	0.09	0.39	0.63

Funds From Operations, adjusted, per weighted average common share – basic and diluted	$0.19	0.25	0.63	0.79

Weighted average number of common shares outstanding, basic	85,787	84,292	85,518	76,454

Weighted average number of common shares outstanding, diluted	85,876	84,356	85,601	76,512

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009

Income (loss) from continuing operations	$5,978	(8,285)	(4,268)	(74)
Gain on sale of property	(45)	(847)	(45)	(1,188)
Gain from change in control of investment properties	(5,122)	-	(5,122)
Net income attributable to noncontrolling interest	(70)	(121)	(232)	(296)
Income (loss) from discontinued operations, excluding gains	(383)	28	(164)	744
Income tax (benefit) expense of taxable REIT subsidiary	313	(1,297)	934	(895)
Interest expense	10,751	8,058	25,535	26,263
Interest expense associated with discontinued operations	255	154	555	462
Interest expense associated with unconsolidated joint ventures	2,118	2,813	7,702	8,676
Depreciation and amortization	12,397	12,234	32,649	35,689
Depreciation and amortization associated with discontinued operations	87	173	435	638
Depreciation and amortization associated with unconsolidated joint ventures	3,218	3,952	10,158	12,459

EBITDA	$29,497	16,862	68,137	82,478

Gain on extinguishment of debt	-	(882)	-	(6,931)
Impairment of investment securities	-	156	-	2,660
Provision for asset impairment	-	2,095	17,991	3,918
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	13,635	2,498	13,635

EBITDA, adjusted	$29,497	31,866	88,626	95,760

Total Interest Expense	$13,124	11,025	33,792	35,401

EBITDA: Interest Expense Coverage Ratio	2.2 x	1.5 x	2.0 x	2.3 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.2 x	2.9 x	2.6 x	2.7 x

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010 and 2009
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009

Total revenues	$41,418	41,804	123,121	127,556

Net income (loss) available to common stockholders (1)	$5,387	(8,378)	(4,281)	2,382
(Gain) loss on sale of investment properties	138	-	(383)	(2,349)
Gain from change in control of investment properties	(5,122)	-	(5,122)	-
Equity in depreciation and amortization of unconsolidated joint ventures	3,229	3,951	10,169	12,458
Amortization on in-place leases intangibles	1,990	564	3,124	2,230
Amortization on leasing commissions	280	283	806	1,111
Depreciation, net of noncontrolling interest	10,066	11,472	28,823	32,718
Funds From Operations	15,968	7,892	33,136	48,550

Gain on extinguishment of debt	-	(882)	-	(6,931)
Impairment loss, net of taxes:
Provision for asset impairment	-	2,095	17,991	3,918
Impairment of investment securities	-	156	-	2,660
Provision for asset impairment included in equity in loss of unconsolidated joint venture	-	13,635	2,498	13,635
Provision of income taxes:
Tax expense related to current impairment charges, net of valuation allowance	-	(1,638)	147	(1,638)

Funds From Operations, adjusted	$15,968	21,258	53,772	60,194
Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$0.06	(0.10)	(0.05)	0.03

Funds From Operations per weighted average common share – basic and diluted	$0.19	0.09	0.39	0.63

Funds From Operations, adjusted per common share – basic	$0.19	0.25	0.63	0.79

Distributions Declared	$12,023	12,021	36,380	41,836
Distributions Per Common Share	$0.14	0.14	0.42	0.55
Distributions / Funds From Operations Payout Ratio, adjusted	75.3%	56.5%	67.7%	69.5%
Weighted Average Commons Shares Outstanding, Diluted	85,876	84,356	85,601	76,512

	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009

Additional Information
Straight-line rents	$558	(125)	1,020	(567)
Amortization of above and below market rents	(77)	17	(130)	53
Amortization of deferred financing fees	826	711	1,519	2,196
Stock based compensation expense	78	157	234	340

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$2,994	2,567	5,843	3,860

Non-maintenance / revenue generating cap ex
Tenant improvements	4,411	2,881	11,275	7,525
Leasing commissions	1,097	1,132	2,474	1,744

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010 and 2009
(In thousands except per share and square footage data)

Financial Highlights (continued)

	As of September 30, 2010	As of September 30, 2009

Total Assets	$1,232,183	1,183,239

General and Administrative Expenses	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009

General and Administrative Expenses (G&A)	$3,258	3,240	10,485	9,689
G&A Expenses as a Percentage of Total Revenue	7.9%	7.8%	8.5%	7.6%
Annualized G&A Expenses as a Percentage of Total Assets	1.06%	1.10%	1.13%	1.09%

Same Store Net Operating Income ("NOI") (Cash Basis) (1)	Three months ended September 30, 2010	Three months ended September 30, 2009	% Change	Nine months ended September 30, 2010	Nine months ended September 30, 2009	% Change

Consolidated Portfolio

Same Store NOI	$24,650	27,457	-10.2%	$73,194	81,078	-9.7%
Same Store NOI excluding lease termination income	$24,639	26,452	-6.9%	$73,038	79,431	-8.1%

Unconsolidated Portfolio (at 100%)

Same Store NOI	$6,415	6,118	4.9%	$19,001	18,437	3.1%
Same Store NOI excluding lease termination income	$6,398	6,118	4.6%	$18,924	18,437	2.6%

Total Portfolio (including our pro rata share of unconsolidated NOI)

Same Store NOI	$27,858	30,516	-8.7%	$82,695	90,297	-8.4%
Same Store NOI excluding lease termination income	$27,838	29,511	-5.7%	$82,500	88,650	-6.9%

Consolidated Occupancy	As of September 30, 2010	As of June 30, 2010	As of September 30, 2009

Leased Occupancy (2)	92.2%	91.8%	92.3%
Financial Occupancy (3)	89.0%	89.4%	90.9%
Same Store Financial Occupancy	89.6%	89.7%	90.6%

Unconsolidated Occupancy	As of September 30, 2010	As of June 30, 2010	As of September 30, 2009

Leased Occupancy (2)	96.8%	94.1%	95.0%
Financial Occupancy (3)	95.2%	92.6%	94.3%
Same Store Financial Occupancy	93.9%	93.9%	94.5%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net income (loss) available to common stockholders is provided on page 31 of this supplemental financial information.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a singed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010 and 2009
(In thousands except per share and square footage data)

Total Occupancy	As of September 30, 2010	As of June 30, 2010	As of September 30, 2009

Leased Occupancy (1)	93.4%	92.4%	93.0%
Financial Occupancy (2)	90.7%	90.2%	91.8%
Same Store Financial Occupancy	90.4%	90.2%	91.4%

Financial Highlights (continued)

Capitalization	As of September 30, 2010	As of September 30, 2009

Total Shares Outstanding	$86,429	84,399
Closing Price Per Share	8.31	8.76
Equity Market Capitalization	718,225	739,335
Total Debt (3)	950,528	953,462
Total Market Capitalization	$1,668,753	1,692,797

Debt to Total Market Capitalization	57.0%	56.3%

(1)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a singed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(2)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.

(3)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010
(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at September 30, 2010:

Fixed rate debt
Servicer	Property Name	Interest Rate at September 30, 2010	Maturity Date	Balance at September 30, 2010	Percent of Total Debt

Key Bank	Shakopee Valley Marketplace	5.00%	10/2010	$7,500	0.97%
Wells Fargo	Rite-Aid	5.01%	10/2010	1,700	0.22%
MetLife Insurance Company	Crystal Point	4.71%	12/2010	20,100	2.61%
Wachovia Securities	Caton Crossing	4.88%	01/2011	7,425	0.96%
Wachovia Securities	Mankato Heights	4.88%	01/2011	8,910	1.16%
Wachovia Securities	Rochester Marketplace	4.88%	01/2011	5,885	0.76%
Wachovia Securities	Village Ten Center	4.88%	01/2011	8,500	1.10%
Wells Fargo	Baytowne Square & Shoppes	4.11%	06/2011	8,720	1.13%
Wells Fargo	CarMax – Schaumburg	4.11%	06/2011	11,730	1.52%
Wells Fargo	Grand Traverse Crossings	4.11%	06/2011	1,688	0.22%
Wells Fargo	Hammond Mills	4.11%	06/2011	882	0.12%
Wells Fargo	Plymouth Collection	4.11%	06/2011	5,180	0.67%
Wells Fargo	Riverplace Center	4.11%	06/2011	3,290	0.43%
Wells Fargo	Staples	4.11%	06/2011	1,730	0.23%
Capmark Finance	University Crossings	5.02%	08/2011	8,800	1.14%
Capmark Finance	Hickory Creek Marketplace	4.88%	11/2011	5,750	0.75%
Capmark Finance	Maple Park Place	4.88%	11/2011	12,500	1.62%
Capmark Finance	Westriver Crossing	4.88%	11/2011	3,500	0.45%
Cohen Financial	Maple Grove Retail	5.19%	08/2012	4,050	0.53%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.84%
Cohen Financial	Quarry Retail	5.19%	08/2012	15,800	2.05%
Cohen Financial	Riverdale Commons	5.19%	08/2012	9,850	1.28%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.62%
Cohen Financial	Stuart’s Crossing	5.27%	12/2012	7,000	0.91%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.81%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.30%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.14%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	17,090	2.22%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,529	0.72%
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,542	0.20%
TCF Bank (1)	Dominick’s – Schaumburg	6.50%	04/2015	6,936	0.90%
TCF Bank (1)	Dominick’s – Countryside	6.50%	04/2015	1,517	0.20%
TCF Bank (1)	Cub Foods - Buffalo Grove	6.50%	04/2015	3,953	0.51%
TCF Bank (1)	PetSmart	6.50%	04/2015	2,206	0.29%
TCF Bank (1)	Roundy’s - Waupaca	6.50%	04/2015	4,311	0.56%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,355	1.47%
Wachovia	Algonquin Commons	5.45%	11/2014	71,602	9.30%
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	19,335	2.51%

Total/Weighted Average Fixed Rate Secured		5.22%		349,866	45.42%

Convertible Notes (2)		4.63%	11/2011	80,785	10.49%
Convertible Notes (2)		5.00%	11/2014	29,215	3.79%

Total/Weighted Average Fixed Rate		5.10%		$459,866	59.70%

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010
(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at September 30, 2010	Maturity Date	Balance at September 30, 2010	Percent of Total Debt

Metropolitan Capital Bank	Corporate	6.00%	10/2012	$2,700	0.35%
Bank of America (1)	Edinburgh Festival	4.21%	12/2012	3,932	0.51%
Bank of America (1)	CarMax – Tinley Park	4.21%	12/2012	9,875	1.28%
Bank of America (1)	Cliff Lake	4.21%	12/2012	4,022	0.52%
Bank of America (1)	Burnsville Crossing	4.21%	12/2012	3,842	0.50%
Bank of America (1)	Food 4 Less	4.21%	12/2012	2,757	0.36%
Bank of America (1)	Shingle Creek	4.21%	12/2012	1,966	0.26%
Bank of America (1)	Bohl Farm Marketplace	4.21%	12/2012	5,197	0.67%
Bank of America	Skokie Fashion Square	0.66%	12/2014	6,200	0.80%

Total/Weighted Average Variable Rate Secured		3.79%		40,491	5.25%

Term Loan		4.50%	06/2013	150,000	19.47%
Line of Credit Facility		4.53%	06/2013	120,000	15.58%

Total/Weighted Average Variable Rate		4.42%		310,491	40.30%

Total/Weighted Average Debt		4.83%		$770,357	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $2.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010
(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Total Weighted Average Rate (2)	Percent of Total Debt

2010	$466	29,300	-	29,766	5.07%	3.86%
2011 (3)	1,739	94,490	80,785	177,014	5.09%	22.98%
2012	2,623	89,008	-	91,631	5.26%	11.89%
2013	3,143	-	270,000	273,143	5.45%	35.46%
2014	2,805	137,063	29,215	169,083	5.45%	21.95%
2015	370	19,270	-	19,640	6.91%	2.55%
2016	306	-	-	306	7.65%	0.04%
2017	302	-	-	302	7.65%	0.04%
2018	-	9,472	-	9,472	7.65%	1.23%

Total	$11,754	378,603	380,000	770,357	4.83%	100.00%

Total Debt Outstanding	September 30, 2010

Mortgage loans payable:
Fixed rate secured loans	$349,866
Variable rate secured loans	40,491
Unsecured fixed rate convertible notes (3) (4)	80,785
Unsecured fixed rate convertible notes (3) (5)	29,215
Unsecured line of credit facility and term loan	270,000

Total	$770,357

Percentage of Total Debt:	September 30, 2010

Fixed rate loans	59.70%
Variable rate loans	40.30%

Current Average Interest Rates (2):	September 30, 2010

Fixed rate loans	5.10%
Variable rate loans	4.42%
Total weighted average interest rate	4.83%

(1)

Includes unsecured convertible notes, line of credit facility and term loan.

(2)

Interest rates are as of September 30, 2010 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $2.

(4)

The convertible notes, which mature in 2026, are included in the 2011 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

(5)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010
(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (2)	10	$5,918	5.13%	624,687	5.96%
Roundy's	7	4,875	4.23%	438,683	4.19%
Dominick's Finer Foods	6	4,658	4.04%	394,377	3.76%
Carmax	2	4,021	3.49%	187,851	1.79%
PetSmart	11	3,417	2.96%	259,865	2.48%
Best Buy	4	2,462	2.13%	183,757	1.75%
TJX Companies, Inc. (3)	9	2,301	2.00%	295,150	2.82%
Kroger	3	2,086	1.81%	193,698	1.85%
The Sports Authority	3	1,851	1.60%	134,869	1.29%
OfficeMax	6	1,719	1.49%	144,596	1.38%
Michael’s	6	1,500	1.30%	130,165	1.24%
Kohl’s	2	1,468	1.27%	169,584	1.62%
Staples	5	1,451	1.26%	112,428	1.07%
Retail Ventures, Inc (DSW Warehouse)	3	1,327	1.15%	70,916	0.68%
Barnes & Noble	3	1,315	1.14%	67,988	0.65%
Pier 1 Imports	5	1,281	1.11%	50,016	0.48%
Dollar Tree	13	1,252	1.09%	136,727	1.30%
Home Depot	1	1,243	1.08%	113,000	1.08%
Office Depot	6	1,224	1.06%	142,084	1.36%

Total		$45,369	39.34%	3,850,441	36.75%

Significant Retail Tenants (Unconsolidated) (1) (4)

Tenant Name	Number of Stores	Annual Base Rent (4)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (2)	6	$4,898	13.72%	404,263	10.66%
TJX Companies, Inc. (3)	6	2,536	7.10%	192,430	5.07%
Dominick's Finer Foods	2	1,600	4.48%	133,294	3.52%
Regal Cinemas	1	1,210	3.39%	73,000	1.93%
Hobby Lobby	1	1,015	2.84%	56,390	1.49%
Dick's Sporting Goods	1	1,000	2.80%	100,000	2.64%
Retail Ventures, Inc (DSW Warehouse)	2	981	2.75%	48,599	1.28%
REI (Recreational Equipment Inc)	1	971	2.72%	25,550	0.67%
Kroger	2	903	2.53%	120,411	3.18%
Michael’s	2	820	2.30%	47,883	1.26%
Bed, Bath and Beyond (5)	2	810	2.27%	91,435	2.41%
Roundy’s	1	649	1.82%	55,990	1.48%
Harlem Furniture	1	628	1.76%	27,932	0.74%
The Gap	2	619	1.73%	42,565	1.12%
The Sports Authority	1	489	1.37%	44,495	1.17%
Nordstrom Rack	1	425	1.19%	34,833	0.92%
K-Mart	1	406	1.14%	86,479	2.28%
K & G Superstore	1	402	1.12%	36,511	0.96%

Total		$20,362	57.03%	1,622,060	42.78%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Jewel and Cub Foods

(3)

Includes TJ Maxx, Marshall’s and A.J. Wright Stores

(4)

Annualized rent shown includes joint venture partner’s pro rata share

(5)

Includes Bed, Bath & Beyond and Buy, Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010
(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1)

Tenant Name	Number of Stores	Annual Base Rent (2)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	16	$10,815	7.16%	1,028,950	7.21%
Dominick's Finer Foods	8	6,258	4.14%	527,671	3.70%
Roundy’s	8	5,524	3.66%	494,673	3.47%
TJX Companies, Inc. (4)	15	4,837	3.20%	487,580	3.42%
Carmax	2	4,021	2.66%	187,851	1.32%
PetSmart	12	3,732	2.47%	287,225	2.01%
Kroger	5	2,990	1.98%	314,109	2.20%
Best Buy	4	2,462	1.63%	183,757	1.29%
The Sports Authority	5	2,340	1.55%	179,364	1.26%
Michael’s	8	2,320	1.54%	178,048	1.25%
Retail Ventures, Inc (DSW Warehouse)	5	2,308	1.53%	119,515	0.84%
OfficeMax	6	1,719	1.14%	144,596	1.01%
The GAP	7	1,641	1.09%	117,620	0.82%
Barnes & Noble	4	1,557	1.03%	92,223	0.65%
Dick’s Sporting Goods	2	1,553	1.03%	165,000	1.16%
Office Depot	7	1,530	1.01%	163,540	1.15%

Total		$55,607	36.82%	4,671,722	32.76%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel and Cub Foods

(4)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

(5)

Includes Bed, Bath & Beyond and Buy, Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
M-T-M	1	10,806	0.10%	$36	0.03%	$3.33
2010	7	199,690	1.91%	543	0.44%	2.72
2011	20	500,689	4.78%	4,656	3.75%	9.30
2012	23	513,476	4.90%	5,455	4.39%	10.62
2013	31	833,543	7.95%	7,984	6.43%	9.58
2014	23	840,519	8.02%	9,265	7.46%	11.02
2015	20	503,409	4.81%	5,181	4.17%	10.29
2016	16	382,405	3.65%	4,685	3.77%	12.25
2017	17	696,957	6.65%	9,143	7.36%	13.12
2018	9	387,964	3.70%	4,674	3.76%	12.05
2019+	46	1,977,443	18.87%	24,763	19.96%	12.52
Vacant	-	503,254	4.80%	-	-	-
TOTAL/WEIGHTED AVERAGE	213	7,350,155	70.14%	$76,385	61.52%	$10.39

ALL NON-ANCHOR LEASES (1)
M-T-M	5	12,697	0.12%	$187	0.15%	$14.73
2010	59	133,581	1.27%	1,984	1.60%	14.85
2011	136	363,673	3.47%	5,886	4.74%	16.18
2012	165	403,076	3.85%	7,344	5.91%	18.22
2013	156	414,884	3.96%	7,776	6.26%	18.74
2014	124	335,604	3.20%	5,997	4.83%	17.87
2015	135	373,178	3.56%	7,422	5.98%	19.89
2016	37	122,520	1.17%	2,637	2.12%	21.52
2017	19	88,217	0.84%	1,345	1.08%	15.25
2018	22	74,098	0.71%	1,717	1.38%	23.17
2019+	68	283,544	2.71%	5,488	4.43%	19.36
Vacant	-	523,477	5.00%	-	-	-
TOTAL/WEIGHTED AVERAGE	926	3,128,549	29.86%	$47,783	38.48%	$15.27

ALL LEASES
M-T-M	6	23,503	0.22%	$223	0.18%	$9.49
2010	66	333,271	3.18%	2,527	2.04%	7.58
2011	156	864,362	8.25%	10,542	8.49%	12.20
2012	188	916,552	8.75%	12,799	10.30%	13.96
2013	187	1,248,427	11.91%	15,760	12.69%	12.62
2014	147	1,176,123	11.22%	15,262	12.29%	12.98
2015	155	876,587	8.37%	12,603	10.15%	14.38
2016	53	504,925	4.82%	7,322	5.89%	14.50
2017	36	785,174	7.49%	10,488	8.44%	13.36
2018	31	462,062	4.41%	6,391	5.14%	13.83
2019+	114	2,260,987	21.58%	30,251	24.39%	13.38
Vacant	-	1,026,731	9.80%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,139	10,478,704	100.00%	$124,168	100.00%	$11.85

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
2010	2	38,187	1.01%	$538	1.05%	$14.09
2011	6	245,166	6.47%	2,212	4.33%	9.02
2012	3	105,112	2.77%	1,465	2.87%	13.94
2013	5	169,261	4.46%	2,043	4.00%	12.07
2014	9	253,355	6.68%	2,703	5.29%	10.67
2015	5	141,285	3.73%	1,582	3.09%	11.20
2016	4	150,471	3.97%	1,475	2.89%	9.80
2017	2	66,085	1.74%	1,270	2.48%	19.22
2018	10	1,004,757	26.50%	13,859	27.11%	13.79
2019+	16	854,673	22.54%	11,676	22.83%	13.66
Vacant	-	70,993	1.86%	-	-	-
TOTAL/WEIGHTED AVERAGE	62	3,099,345	81.73%	$38,823	75.94%	$12.53

ALL NON-ANCHOR LEASES (2)
2010	11	21,801	0.57%	$531	1.04%	$24.36
2011	30	82,898	2.19%	1,385	2.71%	16.71
2012	41	101,825	2.69%	2,140	4.19%	21.02
2013	30	76,323	2.01%	1,645	3.22%	21.55
2014	37	107,979	2.85%	2,114	4.14%	19.58
2015	29	69,778	1.84%	1,417	2.77%	20.31
2016	15	46,341	1.22%	1,096	2.14%	23.65
2017	5	22,483	0.59%	592	1.16%	26.33
2018	6	20,355	0.54%	506	0.99%	24.86
2019+	12	34,994	0.92%	873	1.70%	24.95
Vacant	-	107,965	2.85%	-	-	-
TOTAL/WEIGHTED AVERAGE	216	692,742	18.27%	$12,299	24.06%	$17.75

ALL LEASES
2010	13	59,988	1.58%	$1,069	2.09%	$17.82
2011	36	328,064	8.66%	3,597	7.04%	10.96
2012	44	206,937	5.46%	3,605	7.06%	17.42
2013	35	245,584	6.47%	3,688	7.22%	15.02
2014	46	361,334	9.53%	4,817	9.43%	13.33
2015	34	211,063	5.57%	2,999	5.86%	14.21
2016	19	196,812	5.19%	2,571	5.03%	13.06
2017	7	88,568	2.33%	1,862	3.64%	21.02
2018	16	1,025,112	27.04%	14,365	28.10%	14.01
2019+	28	889,667	23.46%	12,549	24.53%	14.11
Vacant	-	178,958	4.71%	-	-	-
TOTAL/WEIGHTED AVERAGE	278	3,792,087	100.00%	$51,122	100.00%	$13.48

(1)

Amounts in table include our joint venture partner's pro rata share

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)

M-T-M	1	10,806	0.08%	$35	0.02%	$3.24
2010	9	237,877	1.67%	1,081	0.62%	4.54
2011	26	745,855	5.23%	6,868	3.92%	9.21
2012	26	618,588	4.33%	6,919	3.95%	11.19
2013	36	1,002,804	7.03%	10,027	5.72%	10.00
2014	32	1,093,874	7.67%	11,968	6.83%	10.94
2015	25	644,694	4.52%	6,764	3.86%	10.49
2016	20	532,876	3.73%	6,161	3.51%	11.56
2017	19	763,042	5.35%	10,413	5.94%	13.65
2018	19	1,392,721	9.76%	18,533	10.57%	13.31
2019+	62	2,832,116	19.85%	36,439	20.78%	12.87
Vacant	-	574,247	4.00%	-	-	-
TOTAL/WEIGHTED AVERAGE	275	10,449,500	73.22%	$115,208	65.72%	$11.03

ALL NON-ANCHOR LEASES (2)
M-T-M	5	12,697	0.09%	$187	0.11%	$14.73
2010	70	155,382	1.09%	2,514	1.43%	16.18
2011	166	446,571	3.13%	7,271	4.15%	16.28
2012	206	504,901	3.54%	9,483	5.41%	18.78
2013	186	491,207	3.44%	9,421	5.37%	19.18
2014	161	443,583	3.11%	8,111	4.63%	18.29
2015	164	442,956	3.10%	8,839	5.04%	19.95
2016	52	168,861	1.18%	3,733	2.13%	22.11
2017	24	110,700	0.78%	1,937	1.11%	17.50
2018	28	94,453	0.66%	2,223	1.27%	23.54
2019+	80	318,538	2.23%	6,362	3.63%	19.97
Vacant	-	631,442	4.43%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,142	3,821,291	26.78%	$60,081	34.28%	$15.72

ALL LEASES
M-T-M	6	23,503	0.16%	$222	0.13%	$9.45
2010	79	393,259	2.76%	3,595	2.05%	9.14
2011	192	1,192,426	8.36%	14,139	8.07%	11.86
2012	232	1,123,489	7.87%	16,402	9.36%	14.60
2013	222	1,494,011	10.47%	19,448	11.09%	13.02
2014	193	1,537,457	10.77%	20,079	11.46%	13.06
2015	189	1,087,650	7.62%	15,603	8.90%	14.35
2016	72	701,737	4.92%	9,894	5.64%	14.10
2017	43	873,742	6.12%	12,350	7.05%	14.13
2018	47	1,487,174	10.42%	20,756	11.84%	13.96
2019+	142	3,150,654	22.08%	42,801	24.41%	13.58
Vacant	-	1,205,689	8.45%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,417	14,270,791	100.00%	$175,289	100.00%	$12.28

(1)

Amounts in table include our joint venture partner's pro rata share

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

(Consolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	15	105,165	$1,140	$1,129	$(11)	-1.0%
per square foot			$10.84	$10.74	$(0.10)

2Q2010	9	42,938	$715	$598	$(117)	-16.4%
per square foot			$16.65	$13.93	$(2.72)

3Q2010	9	34,450	$493	$577	$84	17.0%
per square foot			$14.31	$16.75	$2.44

2010 Total	33	182,553	$2,348	$2,304	$(44)	-1.9%
per square foot			$12.86	$12.62	$(0.24)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	47	230,487	$2,994	$2,973	$(21)	-0.7%
per square foot			$12.99	$12.90	$(0.09)

2Q2010	69	294,225	$3,794	$3,961	$167	4.4%
per square foot			$12.89	$13.46	$0.57

3Q2010	32	154,866	$2,454	$2,623	$169	6.9%
per square foot			$15.85	$16.94	$1.09

2010 Total	148	679,578	$9,242	$9,557	$315	3.4%
per square foot			$13.60	$14.06	$0.46

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

(Consolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	10	161,185	$-	$1,144
per square foot			$-	$7.10

2Q2010	19	82,621	$-	$1,143
per square foot			$-	$13.83

3Q2010	11	91,789	$-	$1,003
per square foot			$-	$10.93

2010 Total	40	335,595	$-	$3,290
per square foot			$-	$9.80

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Unconsolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q2010	4	57,073	$798	$614	$(184)	-23.1%
per square foot			$13.98	$10.76	$(3.22)

2Q2010	1	1,440	$38	$25	$(13)	-34.2%
per square foot			$26.39	$17.36	$(9.03)
3Q2010	5	11,020	$231	$234	$3	1.3%
per square foot			$20.96	$21.23	$0.27

2010 Total	10	69,533	$1,067	$873	$(194)	-18.2%
per square foot			$15.35	$12.56	$(2.79)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q2010	10	32,062	$557	$624	$67	12.0%
per square foot			$17.37	$19.46	$2.09
2Q2010	10	58,000	$1,016	$1,068	$52	5.1%
per square foot			$17.51	$18.41	$0.90
3Q2010	4	30,658	$321	$335	$14	4.4%
per square foot			$10.47	$10.93	$0.46

2010 Total	24	120,720	$1,894	$2,027	$133	7.0%
per square foot			$15.69	$16.79	$1.10

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Unconsolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	2	10,543	$-	$203
per square foot			$-	$19.25

2Q2010	2	7,984	$-	$134
per square foot			$-	$16.78
3Q2010	3	4,007	$-	$117
per square foot			$-	$29.20

2010 Total	7	22,534	$-	$454
per square foot			$-	$20.15

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1) Includes leasing activity on unconsolidated properties owned in joint ventures.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Total)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	19	162,238	$1,938	$1,742	$(196)	-10.1%
per square foot			$11.95	$10.74	$(1.21)

2Q2010	10	44,378	$753	$623	$(130)	-17.3%
per square foot			$16.97	$14.04	$(2.93)
3Q2010	14	45,470	$724	$811	$87	12.0%
per square foot			$15.92	$17.84	$1.92

2010 Total	43	252,086	$3,415	$3,176	$(239)	-7.0%
per square foot			$13.55	$12.60	$(0.95)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	57	262,549	$3,551	$3,596	$45	1.3%
per square foot			$13.53	$13.70	$0.17
2Q2010	79	352,225	$4,809	$5,028	$219	4.6%
per square foot			$13.65	$14.27	$0.62

3Q2010	36	185,524	$2,774	$2,958	$184	6.6%
per square foot			$14.95	$15.94	$0.99

2010 Total	172	800,298	$11,134	$11,582	$448	4.0%
per square foot			$13.91	$14.47	$0.56

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Total)

Non-Comparable Lease Summary (Total)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	12	171,728	$-	$1,346
per square foot			$-	$7.84

2Q2010	21	90,605	$-	$1,278
per square foot			$-	$14.11

3Q2010	14	95,796	$-	$1,120
per square foot			$-	$11.69

2010 Total	47	358,129	$-	$3,744
per square foot			$-	$10.45

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1) Includes leasing activity on unconsolidated properties owned in joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended September 30, 2010

 (In thousands except per share and square footage data)

3rd Quarter 2010 Leasing Activity

(Consolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	9	-	9
Gross Leasable Area (Sq.Ft.)	34,450	-	34,450
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.75	-	16.75

Renewals	Non- Anchors	Anchors	Total

Number of Leases	27	5	32
Gross Leasable Area (Sq.Ft.)	66,410	88,456	154,866
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.44	15.81	16.94

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	7	4	11
Gross Leasable Area (Sq.Ft.)	23,585	68,204	91,789
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.39	9.04	10.93

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	43	9	52
Gross Leasable Area (Sq.Ft.)	124,445	156,660	281,105
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.58	12.86	14.95

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended September 30, 2010

 (In thousands except per share and square footage data)

3rd Quarter 2010 Leasing Activity

(Unconsolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	5	-	5
Gross Leasable Area (Sq.Ft.)	11,020	-	11,020
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.23	-	21.23

Renewals	Non- Anchors	Anchors	Total

Number of Leases	3	1	4
Gross Leasable Area (Sq.Ft.)	4,801	25,857	30,658
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.31	9.75	10.93

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	3	-	3
Gross Leasable Area (Sq.Ft.)	4,007	-	4,007
Base Rent/Sq.Ft. ($/Sq.Ft.)	$29.15	-	29.15

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	11	1	12
Gross Leasable Area (Sq.Ft.)	19,828	25,857	45,685
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.88	9.75	15.01

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended September 30, 2010

 (In thousands except per share and square footage data)

3rd Quarter 2010 Leasing Activity (1)

(Total)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	14	-	14
Gross Leasable Area (Sq.Ft.)	45,470	-	45,470
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.84	-	17.84

Renewals	Non- Anchors	Anchors	Total

Number of Leases	30	6	36
Gross Leasable Area (Sq.Ft.)	71,211	114,313	185,524
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.35	14.44	15.94

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	10	4	14
Gross Leasable Area (Sq.Ft.)	27,592	68,204	95,796
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.25	9.04	11.69

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	54	10	64
Gross Leasable Area (Sq.Ft.)	144,273	182,517	326,790
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.17	12.42	14.96

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information

For the three and nine months ended September 30, 2010 and 2009
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three and nine months ended September 30, 2010 and 2009, along with other investment properties' new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and nine months ended September 30, 2010 and 2009.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income available to common stockholders.

Consolidated	Three months ended September 30,2010	Three months ended September 30, 2009	% Change	Nine months ended September 30, 2010	Nine months ended September 30, 2009	% Change
Rental income and additional income:
"Same store" investment properties, 116 properties
Rental income	$27,564	28,471	-3.2%	82,042	86,449	-5.1%
Tenant recovery income	9,081	10,034	-9.5%	30,358	31,343	-3.1%
Other property income	517	1,317	-60.7%	1,459	3,065	-52.4%
"Other investment properties
Rental income	2,228	1,046		4,366	3,262
Tenant recovery income	590	357		1,516	1,371
Other property income	42	8		68	66
Total rental income and additional income	$40,022	41,233		119,809	125,556

Property operating expenses:
"Same store" investment properties, 116 properties
Property operating expenses	$4,660	4,630	0.6%	16,326	16,872	-3.2%
Real estate tax expense	7,852	7,735	1.5%	24,339	22,907	6.3%
"Other investment properties"
Property operating expenses	466	171		951	653
Real estate tax expense	767	283		1,339	853
Total property operating expenses	$13,745	12,819		42,955	41,285

Property net operating income (loss)
"Same store" investment properties	$24,650	27,457	-10.2%	73,194	81,078	-9.7%
"Other investment properties"	1,627	957		3,660	3,193
Total property net operating income	$26,277	28,414		76,854	84,271

Other income:
Straight-line rents	558	(125)		1,020	(567)
Amortization of lease intangibles	(77)	17		(130)	53
Other income	766	876		4,204	1,594
Fee income from unconsolidated joint ventures	915	679		2,422	2,514
Gain on sale of investment properties	-	-		-	341
Gain from change in control of investment properties	5,122	-		5,122	-
Gain on sale of joint venture interest	851	407		2,861	1,773
Gain on extinguishment of debt	-	882		-	6,931

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiary	(313)	1,297		(934)	895
Bad debt expense	(1,122)	(1,495)		(4,835)	(4,100)
Depreciation and amortization	(12,397)	(12,234)		(32,649)	(35,689)
General and administrative expenses	(3,258)	(3,240)		(10,485)	(9,689)
Interest expense	(10,751)	(8,058)		(25,535)	(26,263)
Impairment of investment securities	-	(156)		-	(2,660)
Provision for asset impairment	-	(2,095)		(17,991)	(3,918)
Equity in loss of unconsolidated ventures	(593)	(13,454)		(4,192)	(15,560)

Income (loss) from continuing operations	5,978	(8,285)		(4,268)	(74)
Income (loss) from discontinued operations	(521)	28		219	2,752
Net income (loss)	5,457	(8,257)		(4,049)	2,678

Less: Net income attributable to the noncontrolling interest	(70)	(121)		(232)	(296)

Net income (loss) available to common stockholders	$5,387	(8,378)		(4,281)	2,382

Inland Real Estate Corporation
Supplemental Financial Information

For the three and nine months ended September 30, 2010 and 2009
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended September 30,2010	Three months ended September 30, 2009	% Change	Nine months ended September 30, 2010	Nine months ended September 30, 2009	% Change
Rental income and additional income:
"Same store" investment properties, 13 properties
Rental income	$7,350	7,256	1.3%	22,118	21,525	2.8%
Tenant recovery income	3,391	3,129	8.4%	10,595	10,366	2.2%
Other property income	76	131	-42.0%	257	380	-32.4%
"Other investment properties
Rental income	4,685	4,930		14,122	15,381
Tenant recovery income	817	453		2,315	2,156
Other property income	26	86		98	(9)
Total rental income and additional income	$16,345	15,985		49,505	49,799

Property operating expenses:
"Same store" investment properties, 13 properties
Property operating expenses	$1,314	1,389	-5.4%	4,703	4,884	-3.7%
Real estate tax expense	3,088	3,009	2.6%	9,266	8,950	3.5%
"Other investment properties"
Property operating expenses	935	822		2,606	2,802
Real estate tax expense	567	529		2,019	1,858
Total property operating expenses	$5,904	5,749		18,594	18,494

Property net operating income (loss)
"Same store" investment properties	$6,415	6,118	4.9%	19,001	18,437	3.1%
"Other investment properties"	4,026	4,118		11,910	12,868
Total property net operating income	$10,441	10,236		30,911	31,305

Other income:
Straight-line rents	195	398		460	968
Amortization of lease intangibles	(82)	137		203	444
Other income	2,063	245		1,752	1,220
Gain on sale of investment properties	17	885		767	885

Other expenses:
Bad debt expense	(278)	(144)		(414)	(1,628)
Depreciation and amortization	(7,134)	(7,754)		(21,978)	(23,786)
General and administrative expenses	(1,375)	(39)		(1,451)	(144)
Interest expense	(4,941)	(5,469)		(16,780)	(16,215)
Provision for asset impairment	-	(24,470)		(5,550)	(24,470)

Loss from continuing operations	$(1,094)	(25,975)		(12,080)	(31,421)

Inland Real Estate Corporation
Supplemental Financial Information
For the nine months ended September 30, 2010
(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

06/23/10	The Point at Clark (1)	Chicago	IL	95,455	$28,816	7.74%	100%	DSW, Michael's and Marshall’s	1996
07/08/10	Farnam Tech Center (2)	Omaha	NE	118,239	18,000	7.22%	100%	TD Ameritrade & Prime Therapeutics	1986/2009
08/26/10	Copp's (2)	Sun Prairie	WI	61,048	11,700	8.35%	100%	Copp's	2009
09/07/10	Harbor Square (2) (3)	Port Charlotte	FL	20,087	11,250	8.10%	100%	PetSmart	2008
09/24/10	University of Phoenix (2)	Boise	ID	36,773	8,825	8.25%	100%	University of Phoenix	2009
				331,602	$78,591

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (loss) on Sale

04/30/10	Park Center Plaza (partial)	Tinley Park	IL	5,089	$845	$521
08/05/10	Springboro Plaza	Springboro	OH	154,034	7,125	230
09/01/10	Northgate Center	Sheboygan	WI	73,647	8,025	(9)
				232,770	$15,995	$742

Development Parcel Sales

Date	Property	City	State	Aprox. Acres	Sale Price	Gain (loss) on Sale

08/13/10	North Aurora Towne Center	North Aurora	IL	1	$260	$(52)
08/31/10	Savannah Crossings	Aurora	IL	2	2,350	68
				3	$2,610	$16

(1)

This property was contributed to our joint venture with PGGM on August 31, 2010.

(2)

This property was acquired through our joint venture with IREX.

(3)

The purchase price of this property includes a 96,253 square foot ground lease with Kohl's also acquired.  Ground lease square footage is not included in our GLA.

Inland Real Estate Corporation
Supplemental Financial Information
For the nine months ended September 30, 2010
(In thousands except per share and square footage data)

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
07/01/10	Mallard Crossing	Elk Grove Village	IL	82,929	$6,163
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	23,340
07/01/10	Shannon Square Shoppes	Arden Hills	MN	29,196	5,465
07/01/10	Cub Foods	Arden Hills	MN	68,442	10,358
08/31/10	The Point at Clark	Chicago	IL	95,455	28,816
				446,144	$74,142

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(1,788)	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,743)	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	(211)	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	255	5,934
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(1,950)	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,107	50.0%	(1,234)	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,110)	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	390	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,774	50.0%	20,624	15,272
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	105,642	50.0%	2,655	6,764
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,577	4,647
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,687	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	3,349	5,596

					2,269,652		$27,501	$85,368

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance
Cohen Financial	Shoppes at Mill Creek	5.63% Fixed	March 2011	$8,510
Wachovia Securities	Orland Park Place	7.56% Fixed	July 2011	30,545
Prudential Insurance	Randall Square	5.35% Fixed	December 2011	16,500
Midland Loan Services	Chatham Ridge	4.94% Fixed	April 2012	15,000
Midland Loan Services	Woodfield Commons	4.94% Fixed	April 2012	17,500
Cohen Financial	Cobbler Crossing	5.21% Fixed	May 2012	8,200
Principal Capital	Greentree	5.29% Fixed	December 2012	6,600
Wachovia Securities	Mapleview Shopping Center	5.58% Fixed	April 2013	12,941
Wachovia Securities	Mapleview Shipping Center / Regal Showplace	5.66% Fixed	April 2013	2,547
Wachovia Securities	Regal Showplace	5.93% Fixed	April 2013	7,334
Principal Capital	Ravinia Plaza	6.08% Fixed	October 2013	11,192
TCF Bank	Marketplace at Six Corners	6.50% Fixed	September 2014	11,868
John Hancock Life Ins.	Thatcher Woods	5.83% Fixed	February 2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86% Fixed	March 2015	8,500

Total / Weighted Average		5.91% Fixed		$170,737

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Venture with PGGM

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/01/10	INP Retail LP	Mallard Crossing	Elk Grove Village	IL	82,929	55%	$5,196	$-
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	5,424	-
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	8,232	-
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	15,531	-
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	104	7,865
					446,144		$34,487	$7,865

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

John Hancock Life Ins.	5.05% Fixed	September 2017	$14,300

Venture with Pine Tree Institutional Realty, LLC

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

04/02/07	PTI Ft. Wayne, LLC	Orchard Crossing	Ft. Wayne	IN	118,244	85%	$6,475	$12,846

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.26% Variable	June 2011	$15,113

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,918	$-

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	28 Acres	45.0%	$4,522	$15,023
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	2,093	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	7,274	11,470

					111 Acres		$13,889	$29,510

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.28% Variable	June 2011	$13,169
Bank of America	1.76% Variable	October 2011	4,300
Bank of America	4.28% Variable	June 2011	3,549
Bank of America	4.28% Variable	June 2011	13,819

Total / Weighted Average	3.96% Variable		$34,837

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$2,465	$2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	5,908	6,375

					71 Acres		$8,373	$8,670

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Inland Boise, LLC	6.00% Variable	October 2012	$2,700

National City Bank	4.27% Variable	December 2010	7,500

Total / Weighted Average	4.73% Variable		$10,200

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

2)

The company is engaged in discussions with the respective lender to extend or restructure this debt.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Paradise Group

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

02/23/07	PDG/Tuscany Village Venture	Tuscany Village	Clermont	FL	53 Acres	15.0%	$3	$-

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America (2)	2.70% Variable	September 2009	$9,052

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$21	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	2.08% Variable	November 2010	$22,105

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture with Inland Real Estate Exchange

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/14/08	IRC/IREX Venture	Bank of America	Moosic	PA	300,000	24%	$4,097	$6,051

07/14/08	IRC/IREX Venture	Bank of America	Las Vegas	NV	85,708	24%	1,171	3,554

07/14/08	IRC/IREX Venture	Bank of America	Hunt Valley	MD	377,332	1%	328	430

07/14/08	IRC/IREX Venture	Bank of America	Rio Ranch	NM	76,768	1%	67	72

08/31/10	IRC/IREX Venture II	Farnam Tech Center	Omaha	NE	118,239	46%	4,119	4,140

					958,047		$9,782	$14,247

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Parkway Bank	5.60% Fixed	July 2013	$25,213

Parkway Bank	5.60% Fixed	July 2013	14,807

Parkway Bank	5.60% Fixed	July 2013	43,044

Parkway Bank	5.60% Fixed	July 2013	7,236

Ameritas Life Ins. Corp.	4.00% Fixed	August 2020	9,000

Total / Weighted Average	5.45% Fixed		$99,300

(1)

IRC’s pro rata share of debt is calculated using the current ownership percentage in each asset and as this debt is nonrecourse, IRC is not financially obligated for the outstanding amounts.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture Development Summary

Project / Entity	MSA	IRC % Interest (1)	Projected Owned GLA	Projected Total GLA	Current Occupancy	Total Estimated Project Cost	Net Cost Incurred as of September 30, 2010	Major Tenants and Non-owned Anchors

Active Development Projects

Savannah Crossing – IL TMK/Inland Aurora Venture LLC	Chicago	40%	22,527	265,027	56.1%	$10,968	$6,025	Wal-Mart (non-owned)
								Walgreen’s (non-owned)

Southshore Shopping Center – ID PTI Boise, LLC	Boise	85%	91,391	91,391	-	13,847	5,675	Albertson’s (non-owned)

North Aurora Towne Centre Phase I (Outlots) – IL NARE/Inland North Aurora Venture LLC	Chicago	45%	62,056	182,056	61.3%	32,020	28,211	Target (non-owned)
								JC Penney (non-owned)
								Best Buy La-Z-Boy (non-owned)
Totals/Weighted Average			175,974	538,474	28.8%	$56,835	$39,911

Land Held for Development

North Aurora Towne Centre Phase II – IL NARE/Inland North Aurora Venture II LLC	Chicago	45%	150,416	215,416	-	$23,344	$9,011	Target (non-owned)
								JC Penney (non-owned)
								Ashley Furniture (non-owned)
North Aurora Towne Centre Phase III – IL NARE/Inland North Aurora Venture III LLC	Chicago	45%	100,000	375,000	-	41,330	25,743	Target (non-owned)
								JC Penney (non-owned)

Shops at Lakemoor - IL TDC Inland Lakemoor LLC	Chicago	48%	275,000	535,000	-	98,414	30,198	-

Tuscany Village – FL Paradise	Orlando	15%	106,145	318,770	-	40,654	17,288	-

Lantern Commons PTI Westfield, LLC	Indianapolis	85%	201,000	450,000	-	57,537	20,844	-

Totals/Weighted Average			894,617	2,076,242	4.3%	$293,299	$131,295

(1)

The Company owns the development properties through joint ventures and earns a preferred return on its invested capital.  After the preferred return is allocated, the Company is allocated it’s pro rata share of earnings.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IREX Joint Venture Property Status (1)

Property	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the Nine months ended September 30, 2010

Bank of America (2)	Moosic, PA	76%	$1,397	$252
Bank of America (2)	Las Vegas, NV	76%	-	-
Bank of America (3)	Hunt Valley, MD	99%	1,726	490
Bank of America (3)	Rio Rancho, NM	99%	-	-
Farnam Tech Center	Omaha, NE	54%	450	242

			$3,573	$984

(1)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting.

(2)

The interests in the two Bank of America buildings, Moosic, PA and Las Vegas, NV, were sold together as a package.  The pro rata share of acquisition fee is $1,397 for both properties.

(3)

The interests in the two Bank of America buildings, Hunt Valley, MD and Rio Rancho, NM, were sold together as a package.  The pro rata share of acquisition fee is $1,726 for both properties.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(Joint ventures at 100%)

	September 30, 2010 (unaudited)	December 31, 2009

Balance Sheet:

Assets:
Cash	$24,421	13,776
Investment in real estate	604,792	665,445
Acquired lease intangibles, net	53,470	44,943
Accounts and rents receivable	15,915	20,138
Restricted cash	23,947	14,706
Deferred costs, net	3,996	4,570
Other assets	14,074	9,457

Total assets	$740,615	773,035

Liabilities:
Accounts payable and accrued expenses	$22,887	20,051
Acquired lease intangibles, net	8,380	5,657
Mortgage payable	375,644	448,216
Other liabilities	21,066	20,031

Total liabilities	427,977	493,955

Total equity	312,638	279,080

Total liabilities and equity	$740,615	773,035

Investment in and advances to unconsolidated joint ventures	$107,608	125,189

Unconsolidated joint ventures had mortgages payable of $375,644 and $448,216 as of September 30, 2010 and December 31, 2009, respectively.  The Company’s proportionate share of these loans was $180,169 and $240,632 as of September 30, 2010 and December 31, 2009, respectively.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

(Joint ventures at 100%)

	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009
Revenues:
Rental income	$12,148	12,721	36,903	38,318
Tenant recoveries	4,208	3,582	12,910	12,522
Other property income	102	217	355	371

Total revenues	16,458	16,520	50,168	51,211

Expenses:
Property operating expenses	2,527	2,355	7,723	9,314
Real estate tax expense	3,655	3,538	11,285	10,809
Depreciation and amortization	7,134	7,754	21,978	23,786
Provision for impairment	-	24,470	5,550	24,470
General and administrative expenses	1,375	39	1,451	144

Total expenses	14,691	38,156	47,987	68,523

Operating income	1,767	(21,636)	2,181	(17,312)

Other income (expense)	2,080	1,130	2,519	2,105
Interest expense	(4,941)	(5,469)	(16,780)	(16,215)

Loss from continuing operations	$(1,094)	(25,975)	(12,080)	(31,422)

IRC’s pro rata share (a)	$(593)	(13,454)	(4,192)	(15,560)

(a)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(IRC pro rata share)

	September 30, 2010 (unaudited)	December 31, 2009

Balance Sheet:

Assets:
Cash	$11,797	5,316
Investment in real estate	289,542	356,869
Acquired lease intangibles, net	22,930	20,885
Accounts and rents receivable	8,198	9,219
Restricted cash	7,001	5,768
Deferred costs, net	2,204	2,693
Other assets	2,981	3,672

Total assets	$344,653	404,422

Liabilities:
Accounts payable and accrued expenses	$12,605	10,905
Acquired lease intangibles, net	4,341	2,829
Mortgage payable	180,169	240,631
Other liabilities	7,119	7,612

Total liabilities	204,234	261,977

Total equity	140,419	142,445

Total liabilities and equity	$344,653	404,422

Investment in and advances to unconsolidated joint ventures	$107,608	125,189

Supplemental Financial Information
For the three and nine months ended September 30, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

 (IRC pro rata share)

	Three months ended September 30, 2010	Three months ended September 30, 2009	Nine months ended September 30, 2010	Nine months ended September 30, 2009
Revenues:
Rental income	$5,339	6,456	16,689	20,071
Tenant recoveries	2,192	1,814	6,597	6,290
Other property income	48	107	174	182

Total revenues	7,579	8,377	23,460	26,543

Expenses:
Property operating expenses	1,226	952	4,056	3,966
Real estate tax expense	1,876	1,754	4,994	5,406
Depreciation and amortization	3,218	3,951	10,158	12,458
Provision for impairment	-	13,636	2,498	13,635
General and administrative expenses	447	19	484	70

Total expenses	6,767	20,312	22,190	35,535

Operating income	812	(11,935)	1,270	(8,992)

Other income (expense)	713	1,294	2,239	2,108
Interest expense	(2,118)	(2,813)	(7,701)	(8,676)

Loss from continuing operations	$(593)	(13,454)	(4,192)	(15,560)

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property List

As of September 30, 2010, we owned 120 investment properties, comprised of 26 single-user retail properties, 51 Neighborhood Retail Centers, 17 Community Centers, 1 Lifestyle Center and 25 Power Centers.  These investment properties are located in the states of Florida (2), Idaho (1), Illinois (73), Indiana (6), Michigan (1), Minnesota (26), Missouri (1), Nebraska (1), Ohio (2), Tennessee (1) and Wisconsin (6).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Single-User

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100%	Bally Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Copp’s Sun Prairie, WI	61,048	08/10	2009	100%	Copp’s

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (2)	Cub Foods (2)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100% (2)	Cub Foods (2)

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (2)	Dominick's Finer Foods (2)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	100%	None

Hammond Mills Hammond, IN	7,488	12/98	1998	0%	None

Home Goods Riverdale Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Homewood Plaza Homewood, IL	19,000	02/98	1993	100% (2)	Office Depot (2)

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Single-User

Michael’s
Coon Rapids, MN	24,240	07/02	2001	100%	Michael’s

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pic 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pic ‘N Save

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Eckerd Drug Store

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Schaumburg Golf Road Retail Schaumburg, IL	9,988	09/99	1998	0%	None

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

University of Phoenix
Boise, ID	36,773	09/10	2009	100%	The University of Phoenix

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (3)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	92%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	Justice Produce

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	100%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	93% (2)	Butera Finer Foods

Byerly's Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly's Food Store
					Erik’s Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	96%	Strack & Van Til

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	95%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	97%	Dominick’s Finer Foods

Eastgate Center Lombard, IL	129,101	07/98	1959 / 2000	82%	Schroeder's Ace Hardware
					Illinois Secretary of State
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	85%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	94%	Walgreen’s (3)

Gateway Square Hinsdale, IL	40,115	03/99	1985	83%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	100%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	83%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	98%	Dominick's Finer Foods
					Deal’s
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	82%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	90% (2)	Sears Logistics Services (2)
					Planet Fitness
					Xilin Association
					Big Lots
Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	Giant Eagle, Inc

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	90%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	84%	Food 4 Less
					Murray’s Discount Auto

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	24%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	32%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	94%	Dollar Tree
					Spree Look Good, Do Good
Orland Park Retail Orland Park, IL	8,500	02/98	1997	16%	None

Park Square Brooklyn Park, MN	136,664	08/02	1986 / 1988	100%	Fashion Bug
					Rainbow
					Golden Salon
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988	76%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	100% (2)	Kroger
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	89%	None

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	94%	Sears Hardware

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	89%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	100%	Michael’s Fresh Market

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	70%	Bally Total Fitness

St. James Crossing Westmont, IL	49,994	03/98	1990	79%	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	93%	Jewel Food Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	Cub Foods
					The Foursome, Inc.
Townes Crossing Oswego, IL	105,989	08/02	1988	90%	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	96% (2)	Dominick's Finer Foods (2)
					Walgreen’s
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	100%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	77%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	86%	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service
Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	25%	None

Bergen Plaza Oakdale, MN	258,720	04/98	1978	93%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	55%	Dress Barn
					Barnes & Noble
Burnsville Crossing Burnsville, MN	97,210	09/99	1989	61%	PetSmart

Chestnut Court Darien, IL	170,027	03/98	1987	83% (2)	Office Depot (2)
					X-Sport Gym
					Loyola Medical Center
					Factory Card Outlet
					JoAnn Stores
Four Flaggs Niles, IL	304,684	11/02	1973 / 1998	94% (2)	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Stores
					Office Depot
					PetSmart
					Marshall's
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	Factory Card Outlet

Harbor Square
Port Charlotte, FL	20,087	09/10	2008	100%	PetSmart

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Community Centers

Lake Park Plaza Michigan City, IN	115,082	02/98	1990	82% (2)	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
					Big R
Oliver Square West Chicago, IL	77,637	01/98	1990	66%	None

Park Center Tinley Park, IL	189,390	12/98	1988	81%	Euro Fresh Market
					Chuck E. Cheese
					Old Country Buffet
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Old Navy
					Party City
Skokie Fashion Square Skokie, IL	84,580	12/97	1984	50%	None

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	95%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100% (2)	Marshall’s
					Factory Card Outlet (2)
Village Ten Center Coon Rapids, MN	211,472	08/03	2002	97%	Lifetime Fitness
					Cub Foods
					Dollar Tree
Power Centers

Baytowne Shoppes/Square Champaign, IL	118,242	02/99	1993	86%	Staples
					PetSmart
					Famous Footwear
					Factory Card Outlet
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	99%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Borders
					Office Depot

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Centers

Deer Trace Kohler, WI	149,881	07/02	2000	94%	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree
Deer Trace II Kohler, WI	24,292	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,922	10/98	1995	87%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					MC Sports
					Old Country Buffet
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	64% (2)	Sam's Club (2)
					Bargain Books
Mankato Heights Mankato, MN	155,173	04/03	2002	99%	TJ Maxx
					Michael’s
					Old Navy
					Pier One
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	218,762	01/97	1992/2004	99% (2)	X-Sport Gym
					Office Depot (2)
					The Sports Authority
					Best Buy
Naper West Naperville, IL	214,812	12/97	1985	88%	Lifestyles by Interiors, Etc
					Barrett’s Home Theater Store
					JoAnn Stores
					Sweet Home Furniture
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	0%	None

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	50%	Staples
					TREK Bicycle Store
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Centers

Riverdale Commons Coon Rapids, MN	175,802	09/99	1999	100%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	93%	Best Buy
					AMC Showplace Theaters
					Office Depot
					TJ Maxx
					PetSmart
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
					Time and Time Again
Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,430	12/02	2000 / 2001	100%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	86%	Michael’s

Shops at Orchard Place Skokie, IL	159,091	12/02	2000	99%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Factory Card Outlet
University Crossings Mishawaka, IN	111,651	10/03	2003	95%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier One Imports
					Ross Medical Education Center
					Babies ‘R’ Us

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Centers

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	98%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning
Lifestyle Centers

Algonquin Commons Algonquin, IL	537,469	02/06	2004/2005	82% (2)	PetSmart
					Office Max
					Border's
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery
					Dick's
					Trader Joe's
					Ulta
Total	10,478,704			89%

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

As of September 30, 2010, we owned 24 investment properties through our joint ventures, comprised of 6 Single User, 9 Neighborhood Retail Centers, 5 Community Centers and 4 Power Centers.  These investment properties are located in the states of Illinois (14), Indiana (1), Maryland (1), Minnesota (3), Nebraska (1), Nevada (1), New Mexico (1), Pennsylvania (1) and Wisconsin (1).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Single User

Bank of America Hunt Valley, MD	377,332	07/08	1972/1997	100%	Bank of America

Bank of America Las Vegas, NV	85,708	07/08	1995	100%	Bank of America

Bank of America Rio Rancho, NM	76,768	07/08	1996	100%	Bank of America

Bank of America Moosic, PA	300,000	07/08	1995	100%	Bank of America

Cub Foods
Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

Farnam Tech Center
Omaha, NE	118,239	07/10	1986/2009	100%	TD Ameritrade
					Prime Therapeutics
Neighborhood Retail Centers

Cobbler Crossing Elgin, IL	102,643	05/97	1993	95%	Jewel Food Stores

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	98%	MGM Liquor Warehouse
					Cub Foods
Mallard Crossings Elk Grove Village, IL	82,929	05/97	1993	88% (2)	Food 4 Less

Mapleview Grayslake, IL	105,642	03/05	2000/2005	91%	Jewel Food Store

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Store
					Marshall’s Dept. Store
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	96%	Borders
					Pier 1 Imports
					House of Brides
Regal Showplace Crystal Lake, IL	96,928	03/05	1998	100%	Regal Cinemas

Shannon Square Shoppes
Arden Hills, MN	29,196	06/04	2003	100%	None

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	94% (2)	Jewel Food Store

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Community Centers
Chatham Ridge Chicago, IL	175,991	02/00	1999	100%	Food 4 Less
					Marshall’s
					Bally Total Fitness
Greentree Centre & Outlot Caledonia, WI	169,268	02/05	1990/1993	97%	Pic n Save
					K - Mart
Orchard Crossing
Fort Wayne, IN	118,244	04/07	200/	82%	Dollar Tree
					Gordman’s

Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	88%	Walgreen's
					A.J. Wright
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods

Woodland Commons
Buffalo Grove, IL	170,122	02/99	1991	93%	Dominick’s Finer Foods
					Jewish Community Center
Power Centers

Orland Park Place Orland Park, IL	592,774	04/05	1980/1999	94%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Sports Authority
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
Randall Square Geneva, IL	216,107	05/99	1999	92%	Marshall’s Dept. Store
					Bed, Bath & Beyond
					Famous Footwear
					PetSmart
					Michael's
					Factory Card Outlet
					Old Navy

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Center

The Point at Clark
Chicago, IL	95,455	06/10	1996	100%(2)	DSW
					Marshall’s
					Michael's
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973, 1975 1997	98%	Toys R Us
					Luna Carpets
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby
Total	3,792,087			95%

Total/Weighted Average	14,270,791			91%

(1)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(2)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(3)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.